SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2016

                                   EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                              Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 10, 2016, EnviroStar, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary, Western State Design Inc., a Delaware corporation (”Western”), completed its acquisition of substantially all of the assets of Western State Design, LLC, a California limited liability company (“WSD”), pursuant to the terms of the Asset Purchase Agreement, dated as of September 7, 2016 (the “Asset Purchase Agreement”), by and among the Company and Western, on the one hand, and WSD, Dennis Mack and Tom Marks, on the other hand (the “Transaction”). The execution of the Asset Purchase Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 9, 2016.

On October 14, 2016, the Company filed a Current Report on Form 8-K (the “Filing”) with the SEC to report the consummation of the Transaction. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Filing to present certain financial statements of WSD and to present certain unaudited pro forma financial information of the Company in connection with the Transaction.  Except as described above, all other information in and exhibits to the Filing remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)          The financial statements required by Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)         The pro forma financial information required by Item 9.01(b) are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)          Not applicable

(d)          Exhibits:

23.1	Consent of Spiegel Accountancy Corp.

99.2	Unaudited balance sheet of WSD as of June 30, 2016, and the related statements of income and cash flows for the six month periods ended June 30, 2016 and 2015, and the audited balance sheets of WSD as of December 31, 2015 and 2014, and the related statements of income, changes in stockholders’ equity, and cash flows for each of the three years ended December 31, 2015, 2014 and 2013.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2015 and unaudited condensed combined statements of income of the Company for twelve months ended June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: October 28, 2016	By:	/s/ Henry M. Nahmad
Henry M. Nahmad,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Spiegel Accountancy Corp.

99.2	Unaudited balance sheet of WSD as of June 30, 2016, and the related statements of income and cash flows for the six month periods ended June 30, 2016 and 2015, and the audited balance sheets of WSD as of December 31, 2015 and 2014, and the related statements of income, changes in stockholders’ equity, and cash flows for each of the three years ended December 31, 2015, 2014 and 2013.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2015 and unaudited condensed combined statements of income of the Company for twelve months ended June 30, 2016.